Accounts Receivable	12 Months Ended
Jan. 31, 2014
Accounts Receivable [Text Block]

5.        Accounts Receivable

On October 6 2011, the Company entered into a factoring agreement with Liquid Capital Exchange Corp (“the factor”) whereby it sells select accounts receivable with recourse. The factor purchases eligible accounts receivable at a discount of 3.75% and is further discounted by 1/8 of 1% if the number of days elapsed from the date of purchase of the receivable exceeds 28 days. The Company bears the risk of credit loss on the receivables at all times. These receivables are accounted for as a secured borrowing arrangement and not as a sale of financial assets.

Under the terms of the agreement, the factor may make advances to the Company of amounts representing up to 80% of the net amount of eligible accounts receivable. The factor facility was collateralized by a general security agreement over all the Company’s personal property and interests.

On July 26, 2012, the Company terminated the factoring agreement and bought back all amounts outstanding under the factoring agreement. An amount of $31,555 has been presented as a financing activity in the consolidated statement of cash flow during the year ended January 31, 2013. Also, during the year ended January 31, 2013, the Company recorded $6,395 in finance charges related to factor expense under the terms of this agreement. Pursuant to the termination of the factoring agreement, the Company was released from the corresponding general security agreement.

As of January 31, 2014 and 2013, the amount of the factored receivables was $Nil,.